EXPLANATORY NOTE

This filing pursuant to Rule 497 relates to the Advisor Class shares of the AR Capital BDC Income Fund (the “Fund”), a series of Realty Capital Income Funds Trust. The purpose of this filing is to file risk/return summary information for the Fund in interactive data format.

EXHIBIT INDEX

Exhibit No.	Description

EX-101.INS	XBRL Instance Document

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document